                                                                    Exhibit 10.7

                              AGREEMENT OF SUBLEASE

                                     BETWEEN

                                 IMS HEALTH INC.

                                                   SUBLANDLORD

                                       AND

                        --------------------------------

                                                   SUBTENANT

                                TABLE OF CONTENTS


1.    Subleased Premises: Term..............................................1
2.    Subordination.........................................................1
3.    Obligations under Overlease...........................................2
4.    Rights Reserved to Sublandlord........................................2
5.    Remedies..............................................................3
6.    Termination of Overlease..............................................3
7.    Rent..................................................................4
8.    Condition of Subleased Premises.......................................6
9.    Exclusions from Overlease.............................................6
10.   Services, Utilities, Maintenance and Repairs..........................6
11.   Additional Services...................................................7
12.   Use of Premises.......................................................7
13.   Care of Premises......................................................7
14.   Environmental Matters.................................................7
15.   Compliance with Laws..................................................8
16.   Alterations...........................................................8
17.   Assignment and Subletting............................................10
18.   Indemnity............................................................11
19.   Insurance............................................................12
20.   Damage; Destruction; Condemnation....................................14
21.   Estoppel Certificate.................................................15
22.   Rules and Regulations................................................15
23.   Tax on Tenant's Personal Property....................................15
24.   Arbitration..........................................................15
25.   Severability.........................................................15
26.   Time of Essence......................................................16
27.   Captions.............................................................16
28.   Incorporation of Prior Agreements....................................16
29.   Notices: Payments....................................................16
30.   Broker...............................................................16
31.   Termination..........................................................17
32.   Waivers..............................................................17
33.   Recording............................................................17
34.   Holding Over.........................................................17
35.   Cumulative Remedies..................................................18
36.   Covenants and Conditions.............................................18
37.   Choice of Law........................................................18
38.   Attorneys' Fees......................................................18
39.   Sublandlord's Access.................................................18
40.   Merger...............................................................18
41.   Corporate Authority..................................................18
42.   Inurement............................................................19
43.   Demising Walls.......................................................19
44.   No Violation of Overlease............................................19



45.   Quiet Enioyment......................................................20
46.   Consents and Approvals...............................................20
47.   Force Majeure........................................................20
48.   Damages..............................................................20
49.   Shared Space and Equipment...........................................20
50.   Subtenant's Access...................................................22
51.   Provider/Recipient Services Agreement................................22
52.   Parking..............................................................22
53.   Competitors..........................................................23
54.   Amendments...........................................................24



EXHIBITS

Schedule A Floor Plan--Subleased Premises
Schedule A-1 Shared Space Not Shown on Schedule A
Schedule A-2 Shared Equipment
Schedule B Overlease
Schedule C  Provider/Recipient Services Agreement

                                                                      [Location]

                                    SUBLEASE

         THIS SUBLEASE, made and entered into as of the date set forth below by and between IMS HEALTH INC., a Delaware corporation, having an office at 200 Nyala Farms, Westport, Connecticut 06880, Attention: Director of Global Real Estate (the "Sublandlord") and _________________________________, a
_______________ corporation, having an office at 3445 Peachtree Road, N.E., Suite 1400, Atlanta, Georgia 30326 Attention: ______________ (the "Subtenant").

                                   WITNESSETH:

         WHEREAS, Sublandlord, by [LIST NAME AND DATES OF OVERLEASE AND ADDENDA] (the "Overlease"), leased from [NAME OF OVERLANDLORD WITH A DESCRIPTION OF ANY SUCCESSIONS] (the "Overlandlord") certain space (the "Overleased Premises") of the building located at [LIST BUILDING ADDRESS] (the "Building"), such Overleased Premises being more particularly described in the Overlease (a copy of which is either attached hereto as SCHEDULE B and made a part hereof or because of the voluminous nature of the Overlease has been identified on SCHEDULE B as having been delivered to Subtenant under separate cover); and

         WHEREAS, Subtenant and Sublandlord are affiliates;

         WHEREAS, Subtenant, as assignee of _____________________, an affiliate of Subtenant, presently subleases from Sublandlord a certain portion of the Overleased Premises; and

         WHEREAS, Sublandlord and Subtenant desire to enter into this Sublease to set forth in writing the terms and conditions upon which Subtenant shall continue to sublease from Sublandlord such portion of the Overleased Premises;

         NOW, THEREFORE, Sublandlord and Subtenant mutually agree as follows:

1. SUBLEASED PREMISES: TERM

         Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, _________ square feet of space in the Overleased Premises, such space being more particularly shown outlined on SCHEDULE A attached hereto and made a part hereof (the "Subleased Premises"), for a term (the "Sublease Term") commencing on the date set forth on the signature page hereto (the "Commencement Date") and expiring on ____________, ____(the "Expiration Date") unless terminated earlier according to the terms hereof.

2. SUBORDINATION

         This Sublease is hereby expressly made subject and subordinate to the Overlease and shall be upon the same terms, covenants and conditions provided in the Overlease as applicable to the Subleased Premises (except such as by their nature are inapplicable to, contradicted by, or inconsistent with, this Sublease). Subtenant acknowledges receipt of a copy of the Overlease. Subtenant acknowledges that its possession and use of the Subleased Premises shall at all times be subject to the rights of Overlandlord set forth in the Overlease. Sublandlord shall have no liability to Subtenant for any acts of the Overlandlord pursuant to the Overlease. Except as otherwise expressly provided in this Sublease, the provisions of the Overlease are deemed included herein and made a part hereof ("Sublandlord" being substituted for "Landlord" or "Lessor"; "Subtenant" being substituted for "Tenant" or "Lessee"; "Subleased Premises" being substituted for "Premises" or "Demised Premises"). Notwithstanding the foregoing, no representation or warranty made or given by the Overlandlord in the Overlease shall be deemed to be made or given by Sublandlord in this Sublease. In the event of any inconsistency between the provisions of this Sublease and the provisions of the Overlease as incorporated herein, the provisions of this Sublease shall control as between Sublandlord and Subtenant.

3. OBLIGATIONS UNDER OVERLEASE

         For the purposes of this Sublease only, Subtenant hereby assumes all of the responsibilities and obligations to be performed on the part of Sublandlord as tenant under the Overlease with respect to the Subleased Premises for the entire Sublease Term (other than those provisions of the Overlease specifically excluded from this Sublease and the obligations to pay rent and additional rent and other amounts which are governed by this Sublease). Subtenant covenants and agrees not to do, permit or allow any act which would, might, or does violate, or constitute a breach of or a default under the Overlease or which would, might, or does make Sublandlord liable for any damages, claim or penalty under the Overlease.

4. RIGHTS RESERVED TO SUBLANDLORD

         Any and all rights or options in the Overlease relating directly or indirectly to expansion, renewal, extension, first refusal, first offer, first negotiation, cancellation (wherever in the Overlease such rights may arise including provisions relating to casualty and condemnation), early termination, and other similar rights are reserved to the Sublandlord (without any obligation to exercise any such rights or options) and may not be exercised by Subtenant. Except as otherwise specifically set forth in this Sublease, any right in the Overlease for Sublandlord to contest property taxes with the authority imposing the taxes is reserved solely to Sublandlord without any obligation to exercise any such right. Any rights to signage, or to determine the name of the Building or similar rights, are reserved to Sublandlord. In addition to the rights set forth in the preceding sentences, upon Subtenant's breach of any of the terms, covenants or agreements of the Overlease, Sublandlord may give written notice to Subtenant specifying such breach or breaches and stating this Sublease and the Sublease Term shall expire and terminate thirty (30) days after giving of such notice unless Subtenant cures such default within such thirty (30) day period. Upon any such termination of this Sublease, Subtenant shall quit and peacefully surrender the Subleased Premises to Sublandlord, and Sublandlord or Sublandlord's agents or employees, upon such termination may immediately or at any time thereafter, without further notice, enter upon and re-enter the Subleased Premises, by force, summary proceedings, ejectment or otherwise, and may dispossess Subtenant and remove Subtenant and all other persons and property from the Subleased Premises. Subtenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. If this Sublease is terminated and/or Sublandlord re-enters, as provided in this Article, Subtenant shall pay to Sublandlord as damages a sum equal to the actual damages incurred by Sublandlord as a result of Subtenant's breach (material or non-material).

5. REMEDIES

         Upon any breach of any of the terms, covenants, or agreements to be performed or observed under this Sublease by Subtenant, Sublandlord may exercise any of the rights given to the Overlandlord under the Overlease, provided that in the event Subtenant breaches any provision of the Overlease, then any notice and grace periods provided in the Overlease shall for the purposes of this Sublease be decreased by twenty-five percent (25%). The exercise of any such remedies shall not be in derogation of, but shall in addition to, any other remedies available to Sublandlord. Subtenant shall have only the remedies provided in this Sublease in the event of a default by Sublandlord and shall not be entitled to any self-help, abatement of rent or termination rights unless specifically provided in this Sublease.

6. TERMINATION OF OVERLEASE

         In the event the Overlease is terminated pursuant to its terms prior to the expiration of the term of this Sublease, this Sublease shall automatically cease and terminate as of the date upon which the Overlease is terminated. If such early termination is due to Sublandlord's negotiations with the Overlandlord as a result of Sublandlord's decision to seek any early termination, Sublandlord will give notice to Subtenant of such early termination and Subtenant shall be given a reasonable time after such notice (not to exceed six (6) months, but in no event later than such negotiated early termination date) to vacate the Subleased Premises. Sublandlord will give Subtenant prompt notice that the Sublandlord and Overlandlord have entered any such negotiation. In the event of such negotiated early termination, except to the extent such early termination benefits the Subtenant, Sublandlord shall reimburse Subtenant for Subtenant's actual moving expenses and the amortized cost of any consented-to Alterations (as hereinafter defined) made at Subtenant's expense.

         Upon any termination of the Overlease and resulting termination of this Sublease, all rent due hereunder shall be prorated from the first day of the month of termination, and neither party shall have any further obligation or liability to the other arising out of this Sublease except for the payment by Subtenant of such amounts of rent as so prorated and any other amounts accrued to the date of termination, and neither party shall have any further obligation or liability to the other arising out of this Sublease after such termination except for (i) Subtenant's obligation to vacate the Subleased Premises and to pay such amounts of rent as so prorated and any other amounts accrued to the date of termination; (ii) Sublandlord's obligation to refund the Subtenant all prepaid rent covering any period which will occur after such termination; (iii) the payment by Sublandlord to Subtenant of any amounts due pursuant to this Article; and (iv) any obligation which is expressly intended to survive termination whether directly herein or pursuant to provisions of the Overlease incorporated herein by reference. The provisions of this Article shall survive the termination of this Sublease.

7. RENT

         (a) BASE RENT

         Subtenant shall pay Sublandlord as the annual base rent ("Base Rent") during the Sublease Term ______% of the annual base rent then payable by Sublandlord to Overlandlord pursuant to the Overlease. The Base Rent shall be payable in equal monthly installments in advance on the first day of each calendar month during the Sublease Term (subject to the provisions of Paragraph (c) below), without demand, deduction, set-off or abatement whatsoever, said payments of Base Rent to be made directly to Sublandlord at the address set forth in this Sublease, or at such other address as Sublandlord may hereafter designate by written notice to Subtenant. The Base Rent initially payable hereunder shall be in the amount of _______________________ Dollars ($__________) per month, and the first such monthly payment will be paid upon the execution of this Sublease.

         (b) ADDITIONAL RENT

                  (i) In addition to the Base Rent hereinabove reserved, Subtenant shall pay Sublandlord as additional rent for the period beginning with the Commencement Date and during the entire Sublease Term an amount equal to _____% ("Subtenant's Proportionate Share") of all amounts and charges that are attributable to the use and occupancy of the Overleased Premises, including, without limitation, payments with respect to operating expenses, electric current costs, insurance and taxes, payable by Sublandlord to Overlandlord pursuant to the Overlease to the extent such amounts are charged to Sublandlord as tenant under the Overlease. All such amounts of additional rent shall be payable after they are billed to Sublandlord, and Subtenant shall pay such amounts to Sublandlord within the same period of time as payment is required by Sublandlord as tenant under the Overlease. Any statement from Overlandlord for such amounts pursuant to the Overlease shall be conclusive upon Subtenant. The obligations of Subtenant hereunder shall survive the Expiration Date or earlier termination of this Sublease and shall include amounts payable for the entire Sublease Term even if not billed by Overlandlord or Sublandlord prior to the Expiration Date or earlier termination. Notwithstanding anything contained in this Article, at any time during the Sublease Term, the Sublandlord based on the Overlandlord's statement, if any, or based on Sublandlord's estimates of Subtenant's Proportionate Share based on the amounts payable in the prior Sublease Year and reasonable projections for the current Sublease Year, may estimate the amount of Subtenant's Proportionate Share for any subsequent Sublease Year and require Subtenant to pay one-twelfth (1/12) of such annual estimate each month at the same time Base Rent payments are due. At the end of each Sublease Year, or sooner at the Sublandlord's election, such estimated payments shall be compared to the actual amount paid for such Sublease Year and any overpayment will be applied to the Rent next due, and any underpayment will be due with the Rent next due, and the Subtenant's Proportionate Share for the twelve-month period immediately following shall again be estimated by Sublandlord based on current costs and estimates and one-twelfth (1/12) thereof shall be payable each month for the following year, until adjusted again pursuant to this Article. Sublandlord and Subtenant acknowledge that Subtenant has been occupying the Subleased Premises prior to the Commencement Date, and Subtenant agrees that it is and shall remain responsible for payment of all amounts and charges that are attributable to the use and occupancy of the Subleased Premises for the period prior to the Commencement Date during which Subtenant has been occupying the Subleased Premises.

                  (ii) Subtenant covenants and agrees to pay any fees, expenses, and other charges assessed by Overlandlord pursuant to the Overlease resulting from Subtenant's use and occupancy of the Subleased Premises, including any additional services provided by the Overlandlord at the Subleased Premises, and any amounts payable because of Subtenant's acts or negligence.

                  (iii) Any and all payments required to be made by Subtenant to Sublandlord under this Sublease other than Base Rent shall be called "Additional Rent." All Base Rent, Additional Rent and all other costs, charges and sums payable by Subtenant hereunder (collectively "Rent") shall constitute rent under this Sublease. Subtenant shall promptly pay the Rent as and when the same shall become due and payable without set-off or deduction, and, in the event of Subtenant's failure to pay the same when due, Sublandlord shall have all of the rights and remedies provided for in this Sublease, or at law or in equity, for non-payment of Rent.

                  (iv) If the Subleased Premises constitute more than 50% of the Overleased Premises and the Overlease permits the tenant under the Overlease to audit the Overlandlord's books and records or to contest real estate taxes, upon the request of the Subtenant, Sublandlord will enforce its rights in accordance with the provisions of the Overlease provided that Subtenant shall be liable for all costs incurred as a result thereof and shall indemnify Sublandlord against and hold Sublandlord harmless from any and all such costs. Any such costs shall be deemed Additional Rent and shall be paid by Subtenant within the time period set forth in the Overlease. After deducting such costs, any resulting refund will be pro-rated between Sublandlord and Subtenant based on Subtenant's Proportionate Share.

         (c) DATE OF PAYMENT

         The parties agree that payments which are regular periodic payments of Rent hereunder are expected to be available to Sublandlord on the first day of the month. Accordingly, if Subtenant elects to pay Rent by check, rather than by wire transfer on the first day of the month, Subtenant shall remit such Rent payment six days before the first day of the month for which it is due.

         (d) INTEREST ON PAST DUE OBLIGATIONS

         Except as expressly herein provided to the contrary, any amount due Sublandlord not paid when due shall bear interest from the due date at the maximum rate per annum allowable at the time of breach. Payment of such interest shall not excuse or cure any default by Subtenant under this Sublease.

         (e) LATE CHARGE

         In addition to any interest charges on unpaid balances, Subtenant shall pay a late charge equal to ten percent (10%) of any amount remaining unpaid on the eleventh day after the due date.

8. CONDITION OF SUBLEASED PREMISES

         Subtenant represents that it has made a thorough examination and inspection of the Subleased Premises and is familiar with the condition of such Subleased Premises, and Subtenant agrees to accept the Subleased Premises in its "AS IS" condition, as of the date of this Sublease. Subtenant agrees that it enters into this Sublease without any representations or warranties by Sublandlord, its agents, representatives, servants or employees, or any other person, as to the condition or use by Subtenant of the Subleased Premises. Subtenant understands and agrees that Sublandlord shall not be required or obligated to make any repairs, alterations or improvements for Subtenant in connection with the Subleased Premises, including, without limitation, painting, finishing, plastering or decorating. Subtenant acknowledges that neither Sublandlord nor anyone acting for or on behalf of Sublandlord has made any covenant; warranty or representation to Subtenant about the Subleased Premises or their suitability for the use to which Subtenant intends to put them.

9. EXCLUSIONS FROM OVERLEASE

         All provisions of the Overlease which set forth rights which are by their nature applicable only to Sublandlord, reserved elsewhere herein for the exclusive benefit of Sublandlord (e.g. the exclusions set forth in Section 4 of this Sublease) or have heretofore been fully utilized or exhausted by Sublandlord and generally not available for further assignment shall be expressly excluded from this Sublease and shall not apply or be available to Subtenant. By way of illustration but without intending to limit the generality of the foregoing, the rights and benefits under this Sublease not available to Subtenant include those relating to signage, Overlandlord's provision of tenant improvements work and allowances, dates of possession and occupancy.

10. SERVICES, UTILITIES, MAINTENANCE AND REPAIRS

         Subtenant acknowledges and agrees that Sublandlord shall have no obligation whatsoever for maintenance or repair of the Subleased Premises or to provide any utilities or other services described in the Overlease. Subtenant shall receive directly from the Overlandlord all services and utilities and the performance of all obligations which the Overlandlord is required to provide in and for the benefit of the Subleased Premises, and Subtenant agrees that it shall look solely to the Overlandlord and not to Sublandlord for all services required to be provided at the Subleased Premises, and for the performance of all obligations required to be performed by Overlandlord with respect to the Subleased Premises. Sublandlord shall have no liability whatsoever for any failure, inadequacy or defect in the character or supply of any such utility or service, or in the event that Overlandlord fails to furnish any such services or to perform any such obligations during the Sublease Term unless Overlandlord's failure to deliver any service or perform any obligation is due to the gross active negligence or willful misconduct of Sublandlord. Any such liability shall be limited to damages actually sustained by Subtenant as a result of Sublandlord's gross active negligence or willful misconduct, and shall only arise if Subtenant gives Sublandlord prompt notice of Overlandlord's failure. At Subtenant's cost and expense,

Sublandlord shall use reasonable efforts to enforce the performance by Overlandlord of its obligations under the Overlease which affect Subtenant's occupancy or use of the Subleased Premises and to cause Overlandlord to provide and furnish such services, utilities, and repairs to the Subleased Premises throughout the Sublease Term. Nothing herein shall be deemed to authorize Subtenant to deal directly with the Overlandlord without the prior written consent of Sublandlord. To the extent Sublandlord receives an abatement of rent as a result of the Overlandlord failing to provide services, Subtenant shall receive a proportionate rent abatement to the extent such failure by Overlandlord affects the Subleased Premises.

11. ADDITIONAL SERVICES

         Any service required or requested by Subtenant which is billed to Sublandlord or Subtenant by Overlandlord shall be paid in full by Subtenant promptly upon receipt of a written statement therefor, including but not limited to alteration fees, charges for overtime services for HVAC and heating, and any other fees or expenses that Overlandlord is entitled to be paid under the Overlease.

12. USE OF PREMISES

         Subtenant may use and occupy the Subleased Premises for those uses permitted by the Overlease only and shall not use the Subleased Premises for any use or purpose which would violate the Overlease. Subtenant shall not change its use of the Subleased Premises without the prior written consent of the Sublandlord and Overlandlord. Notwithstanding anything contained in this Sublease to the contrary, Subtenant assumes all responsibility regarding the Occupational Safety Health Act, and any successor or similar act in effect in the jurisdiction in which the Subleased Premises are located, for the legal use or adaptability of the Subleased Premises and the conformity of the use of the Subleased Premises by Subtenant to any such law during the Sublease Term.

13. CARE OF PREMISES

         Subtenant shall, at its expense, take good care of the Subleased Premises and the appurtenances therein and properly maintain and make all repairs and capital replacements thereto, as and when needed, and shall preserve the Subleased Premises in good order and condition, all as required of the tenant pursuant to the terms of the Overlease.

14. ENVIRONMENTAL MATTERS

         Subtenant shall not generate, store, transport, treat, dispose of or use in the Subleased Premises or elsewhere in the Building, or the property on which it stands or which surrounds or abuts the Building, any hazardous or toxic substances or wastes as defined under any applicable laws, rules, or regulations applicable to the Subleased Premises or Subtenant, except that if the Subleased Premises are in an office building, Subtenant's use of cleaning supplies, copying fluids, other office and maintenance supplies and other substances normally and customarily used by tenants of space similar to the Subleased Premises shall not be deemed a violation of this Article if such use is in compliance with all legal requirements and Board of Fire Underwriters requirements (or their functional equivalent in the jurisdiction in which the Subleased Premises are located), and the terms of this Sublease and the Overlease.

15. COMPLIANCE WITH LAWS

         In addition to any obligations under the Overlease, Subtenant, at its own cost and expense, shall (insofar as the following relate to the specific manner in which Subtenant uses the Subleased Premises) (a) promptly comply with all statutes, ordinances, rules, orders, regulations and requirements of (i) if the Subleased Premises are located within the United States, the Federal, State and municipal governments (and any political subdivision thereof) and of any and all their departments and bureaus including, without limitation, the Americans with Disabilities Act, and all laws relating to environmental matters and (ii) if the Subleased Premises are located outside of the United States, all laws and legal requirements of the applicable jurisdiction applicable to the Subtenant and the Subleased Premises including all laws relating to environmental matters;
(b) promptly correct, prevent, and abate nuisances, violations or other grievances, in, upon or affecting the Subleased Premises; and (c) promptly comply with and execute all rules, orders and regulations of the Board of Fire Underwriters for the prevention of fires (or their functional equivalent in the jurisdiction in which the Subleased Premises are located). All of the foregoing set forth in (a), (b) and (c) above are collectively referred to as "Legal Requirements."

         If Subtenant shall fail or neglect to comply with the aforesaid Legal Requirements, or if Subtenant shall fail or neglect to make any repairs or perform any maintenance which it is required to make or perform under the terms of this Sublease, and if such breach continues for a period of thirty (30) days after notice from Overlandlord or Sublandlord regarding same, or, if the breach cannot be cured within thirty (30) days, and Subtenant has not begun to cure the breach within such period and does not thereafter diligently prosecute the cure to completion within ninety (90) days, then Sublandlord or its agents may (but shall not be obligated to) enter the Subleased Premises and take such actions as necessary to cure the breach and comply with any and all of the said Legal Requirements, at the cost and expense of Subtenant; and, in case of Subtenant's failure to pay therefor, the said cost and expense, together with interest thereon, shall be deemed Additional Rent and be due and payable with the next monthly installment of Rent.

         Notwithstanding the foregoing, if Subtenant fails to comply with any Legal Requirements, and the Overlease or the law or regulation requires compliance in a shorter period of time than is permitted by the foregoing, Subtenant shall comply within such shorter time period. In the event that Subtenant's obligation to comply with Legal Requirements requires any "Alterations" (as hereafter defined), then such Alterations shall be made in accordance with the provisions contained elsewhere in this Sublease, including any requirement for Sublandlord's or Overlandlord's consent.

         Nothing contained in this Article shall relieve Subtenant of the obligation to comply with laws to the same extent as Sublandlord is required as the tenant under the Overlease.

16. ALTERATIONS

         (a) CONSENT REQUIRED

         Subtenant shall make no alterations, additions, installations or improvements of any kind ("Alterations") to the Subleased Premises without the prior written consent of Sublandlord and such consent of the Overlandlord as the Overlease requires. Any alterations made to the Subleased Premises with consent shall be at the sole cost and expense of the Subtenant. Any and all approved Alterations shall be made in conformity with the applicable terms and conditions of the Overlease and all Legal Requirements. Subtenant shall submit its proposed Alterations simultaneously to Overlandlord (if required by the Overlease) and Sublandlord for consent subject to the provisions of the Overlease. If any fees are charged by Overlandlord in connection with Overlandlord's review of Subtenant's proposed Alterations, all such fees shall be paid by Subtenant and Sublandlord shall have no liability whatsoever therefor. Nothing contained herein shall be deemed to permit Subtenant to make any alterations, additions, installations or improvements if the Overlease prohibits same.

         (b) INSURANCE

         Any insurance required to be maintained pursuant to the Overlease by the tenant thereunder with respect to any Alterations shall be maintained by Subtenant in connection with any Alterations permitted hereunder and shall name Sublandlord and Overlandlord as insured parties thereunder.

         (c) SUBTENANT'S COST

         All Alterations to be made pursuant to this Article shall be made or contracted for by Subtenant, subject to the terms of the Overlease, and shall be performed at Subtenant's sole cost and expense, lien free and in accordance with the applicable provisions of the Overlease. Subtenant agrees to indemnify and hold Sublandlord harmless from and against any and all claims that may be made against Sublandlord arising out of or in connection with the construction or installation of any Alterations except to the extent such claims result from the gross active negligence or willful misconduct of Sublandlord or any of its employees or agents.

         (d) COMPLIANCE WITH LAW

         Subtenant agrees to file, as required by law, any plans submitted in connection with any Alterations, and to comply with all applicable laws and regulations in connection with the Alterations.

         (e) REMOVAL

         Notwithstanding anything contained in this Article to the contrary, if at the time that any Alterations are consented to, Sublandlord or Overlandlord advises Subtenant that removal and restoration will be required, or if such removal or restoration is required by the terms of the Overlease, Subtenant shall be required to remove such Alterations on the Expiration Date or earlier termination of the Sublease Term and, at its expense, repair and restore the Subleased Premises to the condition existing prior to installation thereof, and repair any damage to the Subleased Premises or the Building due to such removal. Except as otherwise provided in the Overlease or this Sublease, all Alterations installed in the Subleased Premises at any time shall become the property of Sublandlord and shall remain upon and be surrendered with the

Subleased Premises. Nothing contain led in this Article shall be construed as prohibiting Subtenant form removing its furniture, furnishings, movable trade fixtures and other personal property from the Subleased Premises, provided same does not violate the terms of the Overlease.

17. ASSIGNMENT AND SUBLETTING

         (a) CONSENT REQUIRED

         Subtenant shall not voluntarily or by operation of law or otherwise, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Subtenant's interest in this Sublease or in the Subleased Premises, without the prior written consent of Overlandlord if required by the Overlease, and the prior written consent of the Sublandlord which shall not be unreasonably withheld or delayed subject to any rights of recapture contained in the Overlease or this Sublease. Notwithstanding the foregoing, Sublandlord may condition its consent on, among other things, Subtenant constructing Demising Walls (as hereinafter defined) between the Overleased Premises and the Subleased Premises. In addition, Sublandlord and Subtenant agree that no sub-subtenant or assignee of Subtenant shall be permitted access to or use of any of the "Shared Space and Equipment" described in Section 49 of this Sublease or entitled to receive any of the services described in Section 52 of this Sublease. In addition, it shall not be deemed unreasonable if Sublandlord denies consent to any assignment or sublet to any entity which is a competitor of Sublandlord or any entity which is an affiliate or under common control of any entity which is a competitor of Sublandlord. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Sublease. No consent to any assignment or sublease shall be deemed a consent to any further or future assignment or subletting. Any amounts payable by any permitted assignee pursuant to such assignment, or by any permitted subtenant pursuant to such sublease, in excess of the Rent payable under this Sublease shall be paid to the Sublandlord.

         (b) TRANSFER OF CONTROL

         Any transfer, by operation of law or otherwise, of the interest of Subtenant in this Sublease (in whole of in part) or of a fifty percent (50%) or greater interest in Subtenant (whether stock, partnership interest or otherwise) shall be deemed an assignment of this Sublease within the meaning of this Article. The issuance of shares of such stock to other than the shareholders of Subtenant existing as of the date of this Sublease and their heirs, distributees, successors and assigns shall be deemed to be a transfer of such stock for the purposes of this Article. If there has been a previous transfer of less than a fifty percent (50%) interest in Subtenant, any other transfers of an interest in Subtenant which have the cumulative effect of causing fifty (50%) or more of the interest in Subtenant to be transferred shall be deemed an assignment of the interest of Subtenant in this Sublease within the meaning of this Article. Notwithstanding the foregoing, the provisions of this paragraph shall not apply to the sale of shares through any recognized stock exchange or the over-the-counter market by persons who are not officers, directors or 10% or greater stockholders of Subtenant (within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended), unless such a sale is made in connection with, results in, or is the result of, any merger, consolidation, tender or exchange offer, or other activity involving the acquisition of control of Subtenant by another person, corporation or legal entity. All references to "Subtenant" in this paragraph shall also be deemed to refer to any immediate or remote subtenant or assignee of Subtenant.

         (c) PAYMENT PURSUANT TO OVERLEASE

         If any assignment or sublease is consented to by the Sublandlord, Subtenant shall pay to Sublandlord any amount required to be paid to the Overlandlord pursuant to the Overlease as a result of such assignment or sublease.

         (d) NO RELEASE

         Regardless of any consent by Sublandlord, no subletting or assignment shall release Subtenant of Subtenant's obligations, or alter the primary liability of Subtenant to pay the Rent and Additional Rent, and to perform all other obligations to be performed by Subtenant hereunder. The acceptance of rent by Sublandlord from any other person shall not be deemed a waiver by Sublandlord of any provision hereof. In the event of default by any assignee of Subtenant or any successor of Subtenant in the performance of any of the terms hereof, Sublandlord may proceed directly against Subtenant without the necessity of exhausting remedies against said assignee or successor.

         (e) RIGHT TO RECAPTURE

         Notwithstanding anything in this Article to the contrary, in the event that Subtenant desires to assign this Sublease or sublet all or any part of the Subleased Premises, Subtenant shall notify Sublandlord of the terms and conditions of such sublease or assignment in writing not less than thirty (30) days prior to the effective date of any such sublease or assignment. Sublandlord shall have the option exercisable in writing within fifteen (15) business days of receipt of Subtenant's notice to recapture the Subleased Premises or so much thereof as the Subtenant seeks to sublet.

         (f) FEES

         In the event Subtenant shall assign or sublet the Subleased Premises or request the consent of Sublandlord to any assignment or subletting, or if Subtenant shall request the consent of Sublandlord for any act that Subtenant proposes to do, then Subtenant shall pay reasonable attorney's fees incurred by Sublandlord in connection therewith, together with any fees Sublandlord is required to pay pursuant to the Overlease.

18. INDEMNITY

         Subtenant shall indemnify and hold harmless Sublandlord and the Overlandlord and each of their agents, employees, or invitees (collectively, "Agents") from and against any and all claims, suits, demands, damages, judgments, costs and expenses (collectively, "Claims") arising from (i) Subtenant's use of the Subleased Premises or any other part of the Building,
(ii) the conduct of Subtenant's business, or any activity, work or thing done, permitted or suffered by Subtenant in or about the Subleased Premises or elsewhere in the Building, unless such Claims are solely caused by or arise solely from the gross active negligence or willful misconduct of

Sublandlord or its Agents, (iii) any breach or default in the performance of any obligation on Subtenant's part to be performed under the terms of this Sublease, or (iv) any negligence of Subtenant or any of Subtenant's Agents. Subtenant shall further indemnify and hold harmless the Sublandlord and/or the Overlandlord (as the case may be) from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such Claim or any action or proceeding brought thereon. Subtenant agrees that should any action or proceeding be brought against Sublandlord or the Overlandlord by reason of any such Claim, upon notice from Sublandlord or the Overlandlord, Subtenant shall defend the same at Subtenant's expense by counsel reasonably satisfactory to Sublandlord or, if applicable, satisfactory to the Overlandlord.

         As a material part of the consideration to Sublandlord, Subtenant hereby assumes all risk of damage to property or injury to persons, in, upon or about the Subleased Premises arising from any cause except to the extent same results from the gross active negligence or willful misconduct of Sublandlord or its Agents, and Subtenant hereby agrees that Sublandlord shall not be liable for:

                  (a)      injury to Subtenant's business; or

                  (b)      any loss of income therefrom; or

                  (c) damage to the goods, wares, merchandise or other property of Subtenant; or

                  (d) injury to any person in or about the Subleased Premises or elsewhere in the Building, caused by or resulting from fire, steam, electricity, gas, water or rain, or the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether or not the said damage or injury results from conditions arising upon the Subleased Premises or upon other portions of the Building, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Subtenant. Sublandlord shall not be liable for any damages arising from any act, omission or negligence of the Overlandlord or any tenant of the Building.

         In the event that the Overlease has indemnification provisions which require the Sublandlord to indemnify the Overlandlord and said indemnification provision is invoked by the Overlandlord, then Subtenant shall indemnify Sublandlord pursuant to the provisions of the Overlease if the claim for indemnification relates to the acts or omissions of the Subtenant, or to the Subleased Premises, or to any use of the Subleased Premises, common areas or other areas by the Subtenant.

19. INSURANCE

         (a) REQUIRED INSURANCE

         Sublandlord shall have no obligation to provide insurance as imposed upon the Overlandlord pursuant to the Overlease. Subtenant acknowledges and agrees that the Sublandlord shall not be responsible or liable to Subtenant for any loss or damage at the

Subleased Premises or elsewhere in the Building except to the extent resulting from the gross active negligence or willful misconduct of Sublandlord or its Agents, subject to the waiver of subrogation herein contained, and that Overlandlord's liability shall be subject to the terms of the Overlease.

         Subtenant covenants to provide on or before the Commencement Date and to keep in full force and effect during the Sublease Term at its own cost and expense, insurance coverage and policies identical to those required of the tenant in the Overlease, naming Sublandlord and Overlandlord as additional insureds, but in no event shall Subtenant maintain less than the following insurance coverages:

                  (i) a policy of commercial general liability and property damage insurance with a broad form contractual liability endorsement under which Subtenant is named as the insured, and Sublandlord and the Overlandlord (if required by the Overlease) are named as additional insureds. Such policy shall contain a provision that the policy shall be non-cancelable with respect to Sublandlord unless thirty (30) days' prior written notice shall have been given to Sublandlord by certified mail, return receipt requested, which notice shall contain the policy number and the names of the insured and additional insured. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $5,000,000 for injury (or death) and damage to property;

                  (ii) fire and extended coverage insurance in an amount adequate to cover the full cost of replacement of Subtenant's Alterations and all tenant finish improvements, personal property, furnishings and equipment located in or on the Subleased Premises.

         All insurance required to be carried by Subtenant pursuant to the terms of this Sublease shall be primary and not contributory and shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State where the Building is located, and rated in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation) as having a general policyholder rating of A-XIII or better. If the Building is not located in the United States, Subtenant shall maintain the equivalent of the above described insurance to the extent available.

         Sublandlord shall keep in full force and effect throughout the Sublease Term all insurance policies required of Sublandlord under the Overlease.

         (b) WAIVER OF SUBROGATION

         Sublandlord and Subtenant shall each endeavor to secure an appropriate clause in, or an endorsement upon, each fire or extended coverage insurance policy obtained by it and covering the Overleased Premises, the Subleased Premises or the personal property, fixtures and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees and, in the case of Subtenant, shall also extend to all other persons and entities occupying or using the Subleased Premises in accordance with the terms of this Sublease. [IF AND TO THE

EXTENT THAT SUCH WAIVER OR PERMISSION CAN BE OBTAINED ONLY UPON PAYMENT OF AN ADDITIONAL CHARGE, THEN THE PARTY BENEFITING FROM THE WAIVER OR PERMISSION SHALL PAY SUCH CHARGE UPON DEMAND.]

         In the event either party's insurer shall refuse to permit such waiver or agreement even with an additional charge, then, so long as the addition of the other party as a named insured is permitted and does not reduce the amount recoverable by the insuring party or otherwise adversely affect the insurance coverage, the insuring party shall add the other party as an insured, provided the other party shall pay any increased premium or other charge therefor.

         So long as the applicable insurance policy includes the waiver of subrogation or agreement to waive liability referred to in the foregoing provisions of this Article, and insofar as may be permitted by the terms of the insurance policies carried by it, each party hereby waives and releases the other of and from any and all rights of recovery, claims, actions, or causes of action against each other or their agents, officers, partners, representatives, employees, servants, and invitees for any loss or damage that may occur to the Subleased Premises, the Overleased Premises, the Building, improvements or fixtures therein or thereon, or any personal property within the Subleased Premises, Overleased Premises, or elsewhere in the Building, from any cause whatsoever which would be covered by any insurance required to be carried by Subtenant or Sublandlord pursuant to this Sublease or the Overlease, or which actually is insured against under the terms of an all-risk fire and extended coverage insurance policy, regardless of cause or origin, including the negligence of Sublandlord or Subtenant or their agents, officers, partners, representatives, servants, employees, or invitees, occurring during the Sublease Term.

20. DAMAGE; DESTRUCTION; CONDEMNATION

         Sublandlord shall not be required to perform any obligation of the Overlandlord pursuant to the Overlease as it relates to rebuilding or repair of the Building (including the Subleased Premises) in the event of damage, destruction or condemnation of any part or all of the Building.

         If the Subleased Premises shall be damaged by fire or other casualty or be condemned or taken in any manner for a public or quasi-public use, Subtenant agrees that in no event shall it be the obligation of Sublandlord to repair, restore or rebuild the Subleased Premises. Nothing contained in this Sublease shall limit or impair any right of Sublandlord to terminate the Overlease pursuant to the provisions of the Overlease in the event of any damage by fire or other casualty or condemnation.

         In the event of casualty or condemnation, if the Overlease is terminated with respect to the Subleased Premises pursuant to the provisions of the Overlease, this Sublease shall automatically terminate at the same time and Subtenant shall have no claim against Sublandlord or Overlandlord for the loss of its subleasehold interest or any of Subtenant's property. If the Overlease is not terminated with respect to the Subleased Premises upon the occurrence of a casualty or condemnation, the provisions of the Overlease with respect to casualty or condemnation shall apply to this Sublease and the Subleased Premises, subject to the provisions of this Article. In the event of any condemnation of the Overleased Premises, all awards and compensation, or proceeds payable to Sublandlord pursuant to the Overlease shall be the property of Sublandlord. No part of any condemnation awards, compensation or proceeds shall be payable to Subtenant, provided that to the extent same does not violate the Overlease or adversely affect Sublandlord's or Overlandlord's award, Subtenant may institute a separate action for a claim to a separate award with respect to the value of leasehold improvements it has paid for, and for any of its personal property. Condemnation shall include a deed or conveyance in lieu of condemnation. Any election right or option in the Overlease with respect to restoration of the Subleased Premises or the Building or termination of the Overlease in connection with casualty or condemnation is expressly reserved to Sublandlord to exercise or not exercise in its sole discretion.

21. ESTOPPEL CERTIFICATE

         Subtenant shall at any time upon not less than thirty (30) days' prior written notice from Sublandlord, execute, acknowledge and deliver to Sublandlord a statement in writing (i) certifying that this Sublease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Sublease, as so modified, is in full force and effect);
(ii) the date to which the rent and other charges are paid in advance, if any; and (iii) acknowledging that there are not, to Subtenant's knowledge, any uncured defaults on the part of Sublandlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective assignee or mortgagee of the Subleased Premises.

22. RULES AND REGULATIONS

         Subtenant shall faithfully observe and comply with all rules and regulations described in or annexed to the Overlease, as amended from time to time.

23. TAX ON TENANT'S PERSONAL PROPERTY

         Subtenant shall pay all taxes levied or assessed upon Subtenant's property and, upon Sublandlord's request, shall deliver satisfactory evidence of such payment to Sublandlord.

24. ARBITRATION

         Any dispute arising out of this Sublease shall at the option of either party be settled by arbitration. Within ten (10) days after either party shall have requested arbitration in writing, the parties shall agree on an impartial arbitrator, and failing agreement, such arbitrator shall be selected by the American Arbitration Association at the request of either party. The arbitration shall be conducted in accordance with the then current rules of the American Arbitration Association, and judgment upon the award granted by the arbitrator may be entered in any court having jurisdiction thereof. Fees, costs and expenses of the arbitrator shall be borne by the party against whom the arbitration shall be determined, or in such proportions as the arbitrator shall designate.

25. SEVERABILITY

         The invalidity of any provision of this Sublease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

26. TIME OF ESSENCE

         Time is of the essence.

27. CAPTIONS

         Captions of Articles or Subdivisions thereof are not a part hereof.

28. INCORPORATION OF PRIOR AGREEMENTS

         Except as provided in the Provider/Recipient Services Agreement referred to in Article 51 of this Sublease, this Sublease contains all agreements of the parties with respect to the terms of the sublease of the Subleased Premises between the parties. No prior agreement or understanding pertaining to any such matter shall be effective.

29. NOTICES: PAYMENTS

         All notices or demands given or required to be given hereunder shall be in writing and shall be sent by overnight courier, or by certified or registered mail, return receipt requested, addressed to the parties' addresses set forth in the first paragraph hereof or to such other address as either party may specify in writing delivered in accordance with this Article. Any such notice so given shall be deemed given and shall be effective one (1) day after it is delivered to the overnight courier, or two (2) days after it is deposited with the U.S. Postal Service, unless otherwise specified herein. [BOB, DO WE NEED TO ADD OTHER NOTICE RECIPIENTS?]

         It is understood and agreed that unless specifically modified by this Sublease, Sublandlord shall be entitled to the length of notice required to be given to the Overlandlord under the Overlease plus five (5) days and shall be entitled to give Subtenant the amount of notice required to be given tenant under the Overlease less five (5) days. If a notice period in the Overlease is less than ten (10) days, then one-half of the applicable notice period pursuant to the Overlease shall be substituted for five (5) days in the preceding sentence.

         All payments to be made to Sublandlord pursuant to this Sublease (including, without limitation, Rent) shall be sent to Sublandlord at Sublandlord's address set forth in the first paragraph hereof [BUT TO THE ATTENTION OF ____________________], or at such other address as Sublandlord may hereafter designate in writing delivered in accordance with this Article.

30. BROKER

         Sublandlord and Subtenant warrant and represent to each other that it has dealt with no broker or real estate agent and made no agreement or created any liability with respect to this Sublease and/or the Subleased Premises in connection with the payment of brokerage or other commissions to anyone, and each agrees to indemnify, defend and hold the other harmless from and against all liability, cost, or expense arising out of the claims of any other broker or real estate agent claiming by, through or under such indemnifying part for a commission in connection with this Sublease and/or the transaction contemplated by this Sublease.

31. TERMINATION

         Upon the expiration or other termination of the term of this Sublease, Subtenant covenants and agrees that it shall quit and surrender the Subleased Premises in the condition existing as of the earlier of the Commencement Date or the date Subtenant, or the affiliate of Subtenant which assigned its interest in the Subleased Premises to Subtenant referenced in the first Recital paragraph of this Sublease, first took occupancy of all or any portion of the Subleased Premises (the "Initial Occupancy Date"), subject to the terms of this Sublease, shall remove all of Subtenant's personal property therefrom (except such items, including, without limitation, such fixtures, equipment, office furniture and systems, improvements and Alterations, which are owned by Sublandlord and/or required to remain a part of the Overleased Premises pursuant to the terms of the Overlease or required to remain a part of the Subleased Premises pursuant to this Sublease, which items Subtenant shall not remove from the Subleased Premises), and shall make any repairs or restorations required by reason of such removal to put the Subleased Premises in the condition existing as of the Initial Occupancy Date, subject to the terms of this Sublease. If for any reason the Overlease is terminated prior to the Expiration Date of this Sublease, this Sublease shall thereupon terminate, the date of such termination shall for all purposes be deemed the Expiration Date hereof, and Sublandlord shall not be liable in any way whatsoever to Subtenant by reason thereof, except as specifically set forth in this Sublease.

32. WAIVERS

         No waiver by Sublandlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Subtenant of the same or any other provision. The consent by Sublandlord to, or approval by Sublandlord of, any act shall not be deemed to render unnecessary obtaining subsequent consent or approval from Sublandlord for any subsequent act by Subtenant. The acceptance of rent hereunder by Sublandlord shall not be a waiver of any preceding breach by Subtenant of any provision hereof, regardless of knowledge by Sublandlord of such preceding breach at the time of acceptance of such rent.

33. RECORDING

         Subtenant shall not record this Sublease, and such recording shall, at the option of Sublandlord, constitute a non-curable default of Subtenant hereunder.

34. HOLDING OVER

         Subtenant shall have no right to hold over at the Subleased Premises beyond the Expiration Date or earlier termination of this Sublease. If Subtenant remains in possession after the expiration or earlier termination of the Sublease Term without the express written consent of Sublandlord, such occupancy shall, at the Sublandlord's option, be deemed an act of trespass, and Subtenant shall pay as liquidated damages (and not as rent) (i) an amount equal to two (2) times the Base Rent in effect at the time of the expiration or termination of this Sublease, prorated on a daily basis for each such day of continued occupancy; (ii) all amounts payable by Sublandlord to Overlandlord as a result of such holdover including consequential damages payable to Overlandlord; and
(iii) all other charges payable hereunder. Subtenant hereby agrees to indemnify Sublandlord against and hold Sublandlord harmless from all costs and damages incurred as a result of such holdover, including but not limited to all amounts payable by Sublandlord to the Overlandlord pursuant to the Overlease as a result of such continued occupancy by Subtenant. Nothing herein shall be deemed to limit Sublandlord's rights to forcibly evict Subtenant, or to limit any other rights or remedies available to Sublandlord. No receipt of money by Sublandlord from Subtenant after expiration or termination of this Sublease shall reinstate or extend this Sublease.

35. CUMULATIVE REMEDIES

         No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

36. COVENANTS AND CONDITIONS

         Each provision of this Sublease performable by Subtenant shall be deemed both a covenant and a condition.

37. CHOICE OF LAW

         This Sublease shall be governed by the laws of _______________________.

38. ATTORNEYS' FEES

         In the event Sublandlord, without any fault on its part, is a party to any litigation commenced by or against Subtenant or by or against any parties in possession of the Subleased Premises or any part thereof claiming under Subtenant, Subtenant shall pay, as additional rent, all costs including, without implied limitation, reasonable attorneys' fees incurred by or imposed by or upon Sublandlord in connection with such litigation. Subtenant shall also pay all cash costs and fees incurred by Sublandlord in connection with the enforcement by Sublandlord of any obligations of Subtenant under this Sublease.

39. SUBLANDLORD'S ACCESS

         Sublandlord and its agents shall have the right to enter the Subleased Premises at reasonable times for the purpose of inspecting the same or showing the same to prospective assignees, lenders, or lessees.

40. MERGER

         The voluntary or other surrender of this Sublease by Subtenant, or a mutual cancellation thereof, or a termination by Sublandlord, shall not work a merger, and shall, at the option of Sublandlord, terminate all of any existing subtenancies or may, at the option of the Sublandlord, operate as an assignment to Sublandlord of any or all of such subtenancies.

41. CORPORATE AUTHORITY

         Each individual executing this Sublease on behalf of Subtenant represents and warrants that he or she is duly authorized to execute and deliver this Sublease on behalf of Subtenant.

42. INUREMENT

         The covenants, agreements, terms, provisions and conditions of this Sublease shall bind and inure to the benefit of Sublandlord and its successors and assigns and Subtenant and its permitted successors and assigns with the same force and effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the assignment and subletting provisions of this Sublease shall operate to vest any rights in any successor, assignee or legal representative of Subtenant.

43. DEMISING WALLS

         In the event there are no demising walls separating the Subleased Premises from the Overleased Premises ("Demising Walls"), if such Demising Walls are required by the Overlease or any Legal Requirements, Sublandlord shall construct same and Subtenant shall pay to Sublandlord upon demand Subtenant's Proportionate Share of all cost incurred by Sublandlord in connection with the design, construction and permitting of Demising Wall. Notwithstanding the foregoing, if the cost of constructing Demising Walls which are required by the Overlease or any Legal Requirements is deemed by either party to be an excessive economic burden to such party based on the relation of such cost to the size of the Subleased Premises or the rental amounts provided for in this Sublease, such party may so notify the other party, and if such other party does not elect to pay the entire cost of the Demising Walls, this Sublease shall terminate within sixty (60) days of such notice. Nothing in the preceding sentence shall relieve Subtenant of the obligation to pay for the entire cost of Demising Walls if same are required as a condition to Sublandlord's consent to any assignment or subletting of this Sublease or the Subleased Premises by Subtenant. [BOB, LET'S DISCUSS THIS PROVISION.]

         If such Demising Walls are not required by the Overlease or Legal Requirements, either party may elect at its sole expense to have such Demising Walls constructed in compliance with the Overlease and applicable laws provided such Demising Walls are constructed entirely within the Subleased Premises and the construction thereof, if by Subtenant, does not adversely affect the remainder of the Overleased Premises, and, if by Sublandlord, does not adversely affect the Subleased Premises. Any such construction shall be done subject to the terms of the Overlease, including any consent requirements, and in accordance with applicable law.

         In the event that no such Demising Walls presently exist or are constructed, Subtenant agrees not to unreasonably interfere with the use of the Overleased Premises by Sublandlord or its affiliates, or any other subtenants of Sublandlord, and Sublandlord agrees not to unreasonably interfere with use of the Subleased Premises by Subtenant.

44. NO VIOLATION OF OVERLEASE

         So long as Subtenant timely performs its obligations under this Sublease, Sublandlord shall not do, permit to be done or neglect to do any thing that would be a violation or breach of the Overlease or cause the Overlease to be terminated, provided that nothing contained in this Article shall be deemed to prohibit Sublandlord from terminating the Overlease prior to the expiration of the Sublease Term, subject to the provisions of this Sublease. Sublandlord shall pay rent and additional rent to the Overlandlord as provided in the Overlease and shall comply with all its material obligations under the Overlease. Sublandlord shall provide Subtenant with copies of any written notices of default which Sublandlord receives from the Overlandlord pursuant to the Overlease.

45. QUIET ENIOYMENT

         Subject to the provisions of the Overlease and this Sublease, Sublandlord covenants that Subtenant, on paying the rent and any other sums due hereunder and performing all the terms, covenants and conditions of this Sublease, shall and may peacefully and quietly have, hold and enjoy the Subleased Premises for the term of this Sublease, free from any hindrance, ejection or molestation by Sublandlord.

46. CONSENTS AND APPROVALS

         Sublandlord shall not be liable for any damages if Sublandlord withholds or delays any consent or approval required by Subtenant, and as to any consent or approval which the Sublandlord has specifically agreed in this Sublease not to unreasonably withhold or delay, Subtenant shall have only the remedy of specific performance or injunction. Subtenant shall indemnify and hold Sublandlord harmless from and defend Sublandlord against any and all claims or liability (including, without limitation, the claim of or liability to any proposed assignee or subtenant or any broker) for Sublandlord's refusal to consent.

47. FORCE MAJEURE

         This Sublease and the obligation of Subtenant to pay Base Rent and Additional Rent hereunder and perform all of the other covenants and agreements hereunder on the part of Subtenant to be performed shall in no way be affected, impaired or excused, except as expressly provided in this Sublease, because Sublandlord is unable to fulfill any of its obligations under this Sublease by reason of strikes or labor troubles or by accident, adjustment of insurance or by any cause whatsoever reasonably beyond Sublandlord's control, including but not limited to, governmental pre-emption in connection with a national emergency, or by reason of any law or requirement of any governmental authority, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency (but not including Sublandlord's lack of funds or financial inability to perform except to the extent of Subtenant's failure to pay amounts due hereunder). Sublandlord shall use reasonable efforts to effect performance when and as soon as possible.

48. DAMAGES

         Except as expressly provided in this Sublease to the contrary, under no circumstances shall either party be liable to the other party for any special, incidental, indirect, consequential or punitive damages (collectively, "Exceptional Damages") unless such Exceptional Damages arise out of or are related to a claim by a third party, including the Overlandlord.

49. SHARED SPACE AND EQUIPMENT


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

         If the parties intend that Subtenant shall be permitted to use, in common with others, certain space within the Overleased Premises and/or certain equipment within the Overleased Premises, then such shared space is indicated on SCHEDULE A as "Shared Space," or reflected on SCHEDULE A-1 attached hereto, and such equipment is reflected on SCHEDULE A-2 attached hereto. If no such shared space or equipment is reflected on any such Schedule, and if no SCHEDULE A-1 or SCHEDULE A-2 is attached, the provisions of this Article shall be inoperative. Such shared space and shared equipment are herein individually and collectively referred to as "Shared Space and Equipment."

         Sublandlord hereby grants to Subtenant a right to the nonexclusive use of the Shared Space and Equipment. Subtenant shall use each component of the Shared Space and Equipment only in such a manner and for such purposes as are customary and reasonable for the particular Shared Space and Equipment at issue, and all uses of any of the Shared Space and Equipment shall at all times be in accordance with any rules or regulations which Sublandlord may promulgate at any time or from time to time with respect to the Shared Space and Equipment. In the event Subtenant shall use any of the Shared Space and Equipment in a manner or for a purpose not consistent with the foregoing provisions of this Article, all rights granted to Subtenant under this Article shall cease and terminate. In addition to the foregoing, all uses of any of the Shared Space and Equipment shall be reasonably consistent with the uses in connection with the occupancy of the Subleased Premises immediately prior to the Commencement Date ("Prior Uses"), and in the event Subtenant shall use any of the Shared Space and Equipment in a manner or for a purpose not reasonably consistent with the Prior Uses, Sublandlord shall provide notice to Subtenant indicating such inconsistent use and Subtenant shall have thirty (30) days after receipt of said notice to correct, stop or terminate such inconsistent use, and if said inconsistent use is not corrected, stopped or terminated within said thirty (30) day period, all rights granted to Subtenant under this Article shall cease and terminate. Subtenant's nonexclusive right to use the Shared Space and Equipment shall continue throughout the Sublease Term provided that Subtenant is the subtenant under this Sublease and Subtenant's use is consistent in all respects with this Article. In connection with Subtenant's use of any of the Shared Space and Equipment, Subtenant shall not interfere in any way with the access to, or use of, any of the Shared Space and Equipment by Sublandlord, its employees, invitees, or other subtenants, and in the event Subtenant does so interfere, all rights granted to Subtenant under this Article shall cease and terminate. The obligations of Subtenant set forth in this Sublease with respect to comprehensive general public liability and property damage insurance shall be applicable to the Shared Space and Equipment. Sublandlord shall have no obligations whatsoever with respect to any of the Shared Space and Equipment (or the maintenance thereof) or any services or benefits (or the interruption or curtailment thereof) which Subtenant may enjoy, or which Subtenant seeks to enjoy, in connection with its use of the Shared Space and Equipment, and Sublandlord makes no representation or warranty with respect to any of said Shared Space and Equipment. Sublandlord shall have no liability whatsoever with respect to any claim arising in connection with Subtenant's use of the Shared Space and Equipment, and Subtenant shall indemnify and hold harmless Sublandlord and its agents and employees, from and against any and all claims, damages, judgments, suits, demands, costs and expenses arising from or in connection with Subtenant's (or its agents', employees' or invitees') use of the Shared Space and Equipment unless such claims, judgments, suits, demands, costs and expenses are solely caused by or arise solely from the active negligence of or willful misconduct of Sublandlord. The Shared Space and Equipment contained therein are part of the Overleased


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

Premises and should in no way be considered part of the Subleased Premises, notwithstanding the fact that they may be included on Schedule A. Sublandlord's rights with respect to Shared Space and Equipment shall at all times be subject to the rights of the Overlandlord set forth in the Overlease, and Subtenant shall not use the Shared Space and Equipment for any use or purpose which would violate the Overlease.

         Notwithstanding anything herein to the contrary:

                  (a) Sublandlord shall have obligation to maintain, repair or replace Shared Equipment and Sublandlord may remove or render inoperable any Shared Equipment which Sublandlord deems no longer useful or necessary in the operation of Sublandlord's business; and

                  (b) Subtenant's rights to utilize the Shared Space shall terminate with respect to any Shared Space which Sublandlord reconfigures for a different use in the ordinary course of its business and such reconfigured space shall no longer be deemed Shared Space hereunder; provided however, if as a result of such reconfiguration, new space in the proximity of the reconfigured former Shared Space is reconfigured for the same use as the reconfigured former Shared Space, Sublandlord shall make such new space available to Subtenant as Shared Space hereunder.

50. SUBTENANT'S ACCESS

         To the extent that the only reasonable means of access to the Subleased Premises or the Shared Space and Equipment is through the premises occupied by Sublandlord or any of Sublandlord's affiliates (the "Sublandlord's Premises"), Subtenant and its agents and employees shall have the right to enter upon Sublandlord's Premises for the sole purpose of gaining access to the Subleased Premises or the Shared Space and Equipment. Subtenant shall exercise the right granted under this Article only at reasonable times and in a reasonable manner, and Subtenant's (and its agents' and employees') right to enter upon Sublandlord's Premises as granted in this Article shall be subject to, and will be exercised in accordance with, any reasonable rules and regulations which Sublandlord may promulgate at any time or from time to time during the Sublease Term.

51. PROVIDER/RECIPIENT SERVICES AGREEMENT

         Any services in excess of those provided for in this Sublease which the Sublandlord shall be providing to the Subtenant shall be the subject of a Provider/Recipient Services Agreement substantially in the form annexed as SCHEDULE C to be executed by the parties thereto.

         Access by Subtenant to any part of the Overleased Premises other than the Subleased Premises in connection with the Provider/Recipient Services Agreement (such space hereinafter referred to as the "PRSA Space") shall be governed by the terms of Provider/Recipient Services Agreement. In no event will any part of the PRSA Space be deemed a part of the Subleased Premises.

52. PARKING


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

         Subtenant shall be permitted to use its proportionate share of such parking spaces as are made available to the Sublandlord pursuant to the Overlease (exclusive of any reserved spaces), provided that if Sublandlord is charged for any such parking, Subtenant shall pay the actual cost charged to Sublandlord for any parking spaces used by Subtenant pursuant to this Article.

53. COMPETITORS

         (a) DEFINITION

         For purposes of this Lease an entity shall be deemed a competitor of Sublandlord if it engages to any substantial degree in a similar business that competes with the Sublandlord. For purposes of this Lease an entity shall be deemed a competitor of Subtenant if it engages to any substantial degree in a similar business that competes with the Subtenant.

         (b) CONFIDENTIALITY

         In order to protect the trade secrets and confidential information of the Subtenant, and to protect the security of the Subleased Premises, Sublandlord agrees that it shall not sublease any part of the Overleased Premises to any entity which at the time such Sublease is entered into would be deemed a competitor of the Subtenant, unless Sublandlord at its sole cost takes all measures reasonably necessary to maintain the security and confidentiality of the Subtenant, including erecting demising walls as reasonably necessary, in light of the presence of such competitor in the Overleased Premises.

         Further, the provisions of Article 18, paragraph (a) are modified to provide that if Subtenant at its sole cost takes all measures reasonably necessary to maintain the security and confidentiality of the Sublandlord, including constructing demising walls if so required by the Sublandlord as a condition to consent, Sublandlord will not unreasonably withhold or delay its consent solely on the basis of such proposed sub-subtenant or assignee being a competitor of the Sublandlord or an affiliate of or under common control with a competitor of Sublandlord.

         (c) PRESENCE OF CLIENTS OR AFFILIATES

         It is understood that Subtenant may have clients or affiliates which are competitors of the Sublandlord. Nothing shall prevent Subtenant from providing its normal business services to such clients at the Subleased Premises or from permitting such clients or any employees of affiliates of the Subtenant to visit the Subleased Premises in the normal course of business in their capacity as clients or as employees of an affiliate, provided Subtenant at its sole cost, takes all measures reasonably necessary to safeguard the security and confidentiality of Sublandlord.

         Similarly it is understood that Sublandlord may have clients or affiliates which are competitors of the Subtenant. Nothing shall prevent Sublandlord from providing its normal business services to such clients at the Overleased Premises or from permitting such clients or any employees of affiliates of the Sublandlord to visit the Overleased Premises in the normal course of business in their capacity as clients or as employees of an affiliate, provided Sublandlord at its sole cost, takes all measures reasonably necessary to safeguard the security and confidentiality of Subtenant.


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

54. AMENDMENTS

         This Sublease may be modified only in writing, signed by the parties in interest at the time of the modification.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the 1st day of June, 1996.

                                        SUBLANDLORD:

WITNESS:

                                        IMS HEALTH INC.

_______________________________         BY: ____________________________________
NAME:
                                        NAME:  _________________________________

                                        TITLE:    ______________________________

                                        SUBTENANT:
WITNESS:
                                        ________________________________________

_______________________________         BY: ____________________________________
NAME:
                                        NAME:  _________________________________

                                        TITLE:    ______________________________




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